UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

December 31, 2011

	Principal
	Amount	Value
Municipal Bonds – 99.37%
Corporate-Backed Revenue Bonds – 10.27%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo
Series A-2 6.50% 6/1/47	$430,000	$339,747
Delaware State Economic Development Authority Exempt Facilities (Indian River Power) 5.375% 10/1/45	500,000	482,540
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	370,000	240,604
5.75% 6/1/47	1,615,000	1,166,675
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	150,000	161,633
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	547,365
Louisiana Local Government Environmental Facilities & Community Development Authority
(Westlake Chemical) Series A-1 6.50% 11/1/35	255,000	269,418
Maryland Economic Development Port Facilities Revenue (CNX Marine Terminals) 5.75% 9/1/25	260,000	268,063
•Navajo County, Arizona Pollution Control Revenue Series D 5.75% 6/1/34	500,000	566,439
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	500,000	514,755
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	289,445
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	384,941
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan) 5.75% 9/1/29	250,000	259,230
Salt Verde Financial, Arizona Gas Revenue Senior Note 5.00% 12/1/37	400,000	369,504
St. John the Baptist Parish, Louisiana (Marathon Oil) Series A 5.125% 6/1/37	500,000	500,705
		6,361,064
Education Revenue Bonds – 17.21%
Arizona Board of Regents System Revenue (University of Arizona) Series A 5.00% 6/1/39	500,000	533,630
Arizona Health Facilities Authority Healthcare Education Revenue (Kirksville College) 5.125% 1/1/30	500,000	522,345
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45	270,000	271,577
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	625,000	622,775
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	513,019
Marietta, Georgia Development Authority Revenue (Life University Project) 7.00% 6/15/39	430,000	430,202
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	370,000	386,817
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University)
Series A 5.00% 12/15/29	600,000	691,956
Missouri State Health & Educational Facilities Authority Revenue
(Washington University) Series B 5.00% 11/15/30	600,000	698,814
Monroe County, New York Industrial Development Revenue
(Nazareth College Rochester Project) 5.50% 10/1/41	500,000	522,015
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30	550,000	564,212
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	735,000	764,377
New York City, New York Trust for Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	533,785
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	674,364
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30	135,000	138,962
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30	400,000	405,624
(University Properties – East Stroudsburg University) 5.25% 7/1/19	510,000	540,452
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	612,588
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36	1,000,000	969,109
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	250,000	260,978
		10,657,601
Electric Revenue Bonds – 3.14%
California State Department of Water Resources Power Supply Revenue Series N 5.00% 5/1/21	445,000	557,523
Puerto Rico Electric Power Authority Revenue
Series WW 5.50% 7/1/38	200,000	207,572
Series XX 5.25% 7/1/40	805,000	828,063
Series ZZ 5.25% 7/1/26	330,000	352,008
		1,945,166
Healthcare Revenue Bonds – 15.56%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	514,965
Brevard County, Florida Health Facilities Authority Revenue (Heath First Project) 7.00% 4/1/39	90,000	101,792
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	300,000	341,385
Glendale, Arizona Industrial Development Authority Hospital Revenue (John C. Lincoln Health) 5.00% 12/1/42	1,000,000	870,770
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	304,578

Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	450,000	488,043
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	300,000	307,212
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	114,490
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project)
Series A 5.50% 7/1/28	500,000	514,380
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center)
6.75% 7/1/41	300,000	314,127
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	537,265
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup)
Series E-2 5.375% 7/1/19	360,000	417,431
New Hampshire Health & Educational Facilities Authority Revenue
(Dartmouth-Hitchcock Medical Center) 6.00% 8/1/38	300,000	329,547
New Jersey Health Care Facilities Financing Authority Revenue Refunding
(St. Peters University Hospital) 6.25% 7/1/35	300,000	317,733
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	516,710
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	316,650
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (NATL-RE)	365,000	432,959
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	300,000	288,225
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39	500,000	542,380
West Virginia Hospital Finance Authority (Highland Hospital Obligation Group) 9.125% 10/1/41	500,000	545,715
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	1,500,000	1,516,695
		9,633,052
Housing Revenue Bonds – 1.42%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45	435,000	439,780
Florida Housing Finance Homeowner Mortgage Revenue Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	235,000	237,804
Puerto Rico Housing Finance Authority (Subordinated-Capital Fund Modernization) 5.50% 12/1/18	175,000	201,926
		879,510
Lease Revenue Bonds – 5.80%
Capital Area, Austin, Texas Cultural Education Facilities Finance Corporation Revenue
(Roman Catholic Diocese) Series B 6.125% 4/1/45	105,000	110,147
Hudson Yards, New York Infrastructure Revenue Series A 5.75% 2/15/47	600,000	650,214
Michigan State Building Authority Revenue (Facilities Program) Series I-A 5.00% 10/15/20	300,000	355,965
New Jersey Economic Development Authority (School Facilities Construction) Series EE
5.00% 9/1/17	300,000	353,550
5.00% 9/1/18	300,000	355,965
New York Liberty Development Revenue (4 World Trade Center Project) 5.75% 11/15/51	670,000	728,069
Pima County, Arizona Industrial Development Authority Metro Police Facility Revenue
(Nevada Project) Series A
5.25% 7/1/31	500,000	518,660
5.375% 7/1/39	500,000	521,290
		3,593,860
Local General Obligation Bonds – 4.31%
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	537,620
Maricopa County, Arizona School District #6 (Washington) Refunding Series A 5.375% 7/1/13 (AGM)	1,250,000	1,341,025
New York City, New York
Series A 5.00% 8/1/19	175,000	214,569
Series A-1 5.25% 8/15/21	250,000	298,788
Series I-1 5.375% 4/1/36	250,000	278,175
		2,670,177
§Pre-Refunded Bonds – 3.78%
Salt River Project, Arizona Agricultural Improvement & Power District Revenue
Series B 5.00% 1/1/25-13	1,250,000	1,309,487
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,031,620
		2,341,107
Special Tax Revenue Bonds – 15.64%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park-North Project)
6.10% 7/1/40	200,000	202,978
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.50% 7/15/30	300,000	321,792
California State Economic Recovery Series A 5.25% 7/1/21	260,000	318,193
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)	1,000,000	1,014,950
Jacksonville, Florida Transportation Revenue 5.25% 10/1/29 (NATL-RE)	600,000	600,726
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	249,260
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)	1,730,000	1,769,339
Mosaic District, Virginia Community Development Authority Series A 6.875% 3/1/36	520,000	552,807
New Jersey Transportation Trust Fund Authority Series B 5.00% 6/15/42	600,000	623,124
New York City, New York Transitional Finance Authority Future Tax Secured
Fiscal 2011 Series D 5.00% 2/1/26	150,000	174,531
Series C 5.25% 11/1/25	300,000	357,507
New York State Dormitory Authority (State Personal Income Tax Revenue - Education)
Series A 5.00% 3/15/38	570,000	608,481
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,290,890

Puerto Rico Sales Tax Financing Revenue
First Subordinate Series A
5.75% 8/1/37	245,000	267,861
Ω(Capital Appreciation) 6.75% 8/1/32	220,000	207,810
First Subordinate Series C 6.00% 8/1/39	300,000	332,307
Series C 5.00% 8/1/40	600,000	631,482
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	250,000	159,113
		9,683,151
State General Obligation Bonds – 4.17%
California State Various Purpose
5.00% 9/1/41	460,000	474,021
5.25% 11/1/40	320,000	337,677
6.00% 4/1/38	105,000	118,276
New York State Series A 5.00% 2/15/39	300,000	325,686
Puerto Rico Commonwealth (Public Improvement)
Series A
5.50% 7/1/19 (NATL-RE)	395,000	442,199
5.75% 7/1/41	500,000	527,895
Series C 6.00% 7/1/39	335,000	356,068
		2,581,822
Transportation Revenue Bonds – 14.10%
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	520,000	529,584
Harris County, Texas Metropolitan Transit Authority Series A 5.00% 11/1/24	500,000	597,310
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	258,465
Metropolitan Transportation Authority, New York Series A 5.00% 11/15/41	500,000	526,865
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	259,279
New York Liberty Development (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	535,000
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	303,978
Pennsylvania Turnpike Commission Revenue Subordinate
(Special Motor License Foundation)
5.00% 12/1/22	500,000	593,480
Series B 5.00% 12/1/41	500,000	534,885
Series B 5.25% 6/1/39	300,000	311,079
Phoenix, Arizona Civic Improvement Airport Revenue (Senior Lien)
Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,005,289
Port Authority of New York & New Jersey Special Obligation Revenue (JFK International Air Terminal)
6.00% 12/1/42	230,000	242,618
6.50% 12/1/28	500,000	531,115
Regional Transportation, Colorado District Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	516,845
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34	325,000	357,172
Texas Private Activity Bond Surface Transportation Senior Lien Revenue
(LBJ Infrastructure)
7.00% 6/30/40	285,000	310,188
7.50% 6/30/33	665,000	754,343
(NTE Mobility Partners) 7.50% 12/31/31	500,000	563,160
		8,730,655
Water & Sewer Revenue Bonds – 3.97%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	300,000	338,016
New York City, New York Municipal Water Finance Authority (Second Generation Resolution)
Fiscal 2012 Series BB 5.25% 6/15/44	525,000	582,330
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien)
Series A 5.00% 7/1/39	900,000	970,236
San Francisco, California City & County Public Utilities Commission Subordinate
Series F 5.00% 11/1/27	500,000	566,510
		2,457,092
Total Municipal Bonds (cost $58,394,973)		61,534,257

Total Value of Securities – 99.37%
(cost $58,394,973)		61,534,257
Receivables and Other Assets Net of Liabilities – 0.63%		387,330
Net Assets Applicable to 4,528,443 Shares Outstanding – 100.00%		$61,921,587

•Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by Financial Guaranty Insurance Company
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (March 31, 2008 – March 31, 2011), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At December 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$58,418,478
Aggregate unrealized appreciation	$3,348,552
Aggregate unrealized depreciation	(232,773)
Net unrealized appreciation	$3,115,779

For federal income tax purposes, at March 31, 2011, capital loss carryforwards of $2,494,617 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,634,822 expires in 2017 and $859,795 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

Level 2
Municipal Bonds	$61,534,257

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended December 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2011, 14% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding.” "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of December 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Investments in Municipal Securities Issued by the State of Arizona
On May 23, 2011, shareholders of the National Municipal Fund and shareholders of the Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Muni Fund) approved the acquisition of substantially all of the assets of Arizona Muni Fund in exchange for newly issued common shares of the National Municipal Fund, which was structured as a tax-free transaction. This acquisition was completed after the close of business on June 17, 2011. As of December 31, 2011, municipal bonds issued by the state of Arizona constitute approximately 25% of the Fund’s portfolio. These investments could make the National Municipal Fund more sensitive to economic conditions in Arizona than other more geographically diversified national municipal income funds.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2011 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: